EX-99.(p)(xxxii)

                                     ETHICS
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                                 CODE OF ETHICS

                              FOR ACCESS PERSONS OF

                                THE MUNDER FUNDS
                                       AND
                            MUNDER CAPITAL MANAGEMENT







                             [MUNDER CAPITAL LOGO]








                             EFFECTIVE MAY 17, 2005




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                                 CODE OF ETHICS
                                TABLE OF CONTENTS

I.     INTRODUCTION...............................................................................................4
     A.    Standards of Business Conduct for Munder Capital Management Personnel..................................4
     B.    General Principals of this Code of Ethics..............................................................4
     C.    Applicability..........................................................................................5
         1.    General Applicability of the Code..................................................................5
         2.    Application of the Code to Non-Interested Trustees.................................................5
         3.    Application of the Code to Interested Trustees.....................................................5
         4.    Application of the Code to Personnel of Funds Sub-advised by MCM...................................6
         5.    Conflicts with Other Codes.........................................................................6
II.    RESTRICTIONS ON ACTIVITIES.................................................................................6
     A.    Blackout Periods for Personal Trades...................................................................6
         1.    Pending Trades.....................................................................................6
         2.    Seven-Day Blackout.................................................................................7
         3.    Exempt Transactions................................................................................7
     B.    Transactions in Client Accounts of Securities In Which Portfolio Managers Have
           Disclosable Interests..................................................................................8
         1.    Pre-Clearance of Client Trades.....................................................................8
         2.    Pre-Clearance Approval Process....................................................................10
     C.    Initial Public Offering and Limited Offering..........................................................12
     D.    Short-Term Trading....................................................................................12
         1.    Covered Securities................................................................................12
         2.    Munder Funds Shares...............................................................................12
         3.    Exempt Transactions...............................................................................13
         4.    Return of Profits.................................................................................14
     E.    Gifts.................................................................................................14
         1.    Accepting Gifts...................................................................................14
         2.    Solicitation of Gifts.............................................................................15
         3.    Giving Gifts......................................................................................15
     F.    Service as a Director.................................................................................15
     G.    Amendments and Waivers................................................................................16
III.   COMPLIANCE PROCEDURES.....................................................................................16
     A.    Pre-Clearance Requirements for Access Persons.........................................................16
         1.    General Requirement...............................................................................16
         2.    Exempt Transactions...............................................................................16
         3.    Trade Authorization Requests......................................................................17
         4.    Representations and Warranties....................................................................18
         5.    Duration of Pre-Clearance Approval................................................................18
         6.    Execution of Trades and Commissions...............................................................19
     B.    Reporting Requirements for Access Persons.............................................................19
         1.    Brokerage Statements and Confirmations............................................................19
         2.    Quarterly Transaction Reports.....................................................................19
         3.    Initial and Annual Disclosure of Personal Holdings................................................21
         4.    Certification of Compliance.......................................................................22
         2.    Permitted Disclaimer..............................................................................22
     C.    Distribution of the Code to Persons Subject to the Code...............................................22

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
     D.    Quarterly Review......................................................................................22
     E.    Reports to the Boards of Trustees/Directors...........................................................23
         1.    Annual Reports....................................................................................23
         2.    Quarterly Reports.................................................................................23
IV.    GENERAL POLICIES..........................................................................................23
     A.    Anti-Fraud............................................................................................23
     B.    Involvement in Criminal Matters or Investment-Related Civil Proceedings...............................24
V.     REPORTING VIOLATIONS OF THE CODE..........................................................................24
VI.    SANCTIONS.................................................................................................24
VII.   INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER CODES........................................................25
VIII.  RECORDKEEPING.............................................................................................25
IX.    CONFIDENTIALITY...........................................................................................25
X.     OTHER LAWS, RULES AND STATEMENTS OF POLICY................................................................25
XI.    FURTHER INFORMATION.......................................................................................26

Attachment A - Definitions
Attachment B - Disclosable Interest Approval Form Attachment
Attachment C-1 - Certification of Employee Transactions Attachment Attachment C-2 - Brokerage Account Certification Statement Attachment Attachment D-1 - Initial Report of Personal Holdings of Securities Attachment Attachment D-2 - Annual Report of Personal Holdings of Securities Attachment Attachment E - Annual Certification and Questionnaire Attachment
Attachment F - Contact Persons Attachment
Attachment G - Exchange-Traded  Funds Attachment
Attachment H - List of Broad-Based Indices Attachment
Attachment I - Reportable Funds

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                                 CODE OF ETHICS


I.       INTRODUCTION

         A.       STANDARDS OF BUSINESS CONDUCT FOR MUNDER CAPITAL MANAGEMENT
                  PERSONNEL

         Munder Capital Management and its division World Asset Management ("MCM") seek to foster a reputation for integrity and professionalism. That reputation is a vital business asset. As a registered investment adviser, MCM has a duty to deal fairly with and act in the best interests of its clients and the personnel of MCM have a duty to place the interests of MCM's clients ahead of their own. The confidence and trust placed in MCM by its clients is something the personnel of MCM should value and endeavor to protect.

         To further these goals, MCM has adopted policies and procedures that pertain to MCM's employees, officers, general partners and other persons occupying a similar status or performing similar functions, as well as any other persons who provide investment advice on behalf of MCM and are subject to MCM's supervision and control. MCM's policies and procedures, including this Code of Ethics, require the personnel of MCM to adhere to certain standards of conduct and to comply with federal securities laws. Personnel of MCM should strive not only to comply with MCM's policies and procedures, but to conduct themselves in such a manner as to instill confidence and trust in MCM's clients.

         B.       GENERAL PRINCIPLES OF THIS CODE OF ETHICS

         This Code of Ethics ("Code") establishes rules of conduct for "Access Persons" (as defined in Attachment A) of each of the entities comprising MCM and the Munder Family of Funds(1) ("Munder Funds"). The Code is designed to (i) govern the personal securities activities of Access Persons; (ii) prevent Access Persons from engaging in fraud; and (iii) require MCM to use reasonable diligence and institute procedures reasonably necessary to prevent violations of the Code.

         As a general matter, in connection with personal securities transactions, (1) Access Persons of MCM should always place the interests of Advisory Clients (as defined in Attachment A) first; (2) Access Persons should ensure that all personal securities transactions are conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an Access Person's position of trust and responsibility; and (3) Access Persons should not take inappropriate advantage of their positions.





---------------------------------
(1) The Munder Funds are comprised of various corporate entities currently consisting of Munder Series Trust, Munder Series Trust II and The Munder @Vantage Fund.

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         C.       APPLICABILITY

                  1.       GENERAL APPLICABILITY OF THE CODE

                  This Code applies to all Access Persons (as defined in Attachment A) of the Munder Funds and MCM.

                  2.       APPLICATION OF THE CODE TO NON-INTERESTED TRUSTEES

                  This Code applies to Non-Interested Trustees (as defined in Attachment A). However, a Non-Interested Trustee shall not be required to comply with Sections III.A., III.B.1. and III.B.2. of this Code(2) with respect to a personal securities transaction involving a Covered Security (as defined in Attachment A) UNLESS such Non-Interested Trustee, at the time of the personal transaction, knew, or in the ordinary course of fulfilling his or her official duties as a Trustee of a Munder Fund should have known, that during the 15-day period immediately preceding the date of the Trustee's personal transaction in the Covered Security, a Munder Fund purchased or sold the same Covered Security or such Covered Security was being considered for purchase or sale by a Fund or its investment adviser.

                  Certain provisions of the Code do not apply to Non-Interested Trustees who are Access Persons solely because they are Trustees of the Munder Funds. Specifically, the following provisions of the Code do not apply to the Non-Interested Trustees who are Access Persons solely by reason of their being Trustees of the Munder Funds: (i) the reporting of initial, quarterly and annual disclosure of personal securities holdings; (ii) restrictions relating to black-out periods, short-term trading, investments in limited offerings and initial public offerings; and (iii) restrictions regarding service as a director of a publicly-traded or privately held company.

                  Please note that the restrictions in the Code on short-term trading in shares of the Munder Funds by Access Persons also shall not apply to the Non-Interested Trustees who are Access Persons solely as a result of their being Trustees of the Munder Funds.

                  3.       APPLICATION OF THE CODE TO INTERESTED TRUSTEES

                  This Code also applies to Interested  Trustees.  An Interested
         Trustee, unlike a Non-Interested Trustee as described above in Section I.C.2., shall be required to comply with Sections III.A. and III.B. of this Code with respect to a personal securities transaction involving a Covered Security. HOWEVER, if the trustee is designated as an Interested Trustee solely because of his or her PRIOR business relationship with the Munder Funds or MCM (i.e., is not "Investment Personnel", as defined in Attachment A), or due to a direct or indirect Beneficial Ownership interest (as defined in Attachment A)



-----------------------------
(2) Sections III.A., III.B.1. and III.B.2. generally relate to the requirement to pre-clear personal trades, provide duplicate brokerage confirmations and statements and provide quarterly transaction reports.



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         in any security  issued by MCM or its parent  company,  the  Interested
         Trustee shall only be required to comply with the provisions of this Code relating to (a) Quarterly Transaction Reports; and (b) Initial and Annual Holdings Reports (as described in Section III.B.). Moreover, the provisions of this Code regarding (i) restrictions on black-out periods and short-term trading; (ii) restrictions on investments in limited
         offerings  and  initial  public  offerings;   and  (iii)   restrictions
         regarding services as a director of a publicly-traded or privately held company, shall not apply.

                  Please note that the restrictions in the Code on short-term trading in shares of the Munder Funds by Access Persons shall not apply to an Interested Trustee solely because of such Trustee's PRIOR business relationship with the Munder Funds or MCM (I.E., is not "Investment Personnel", as defined in Attachment A), or due to a direct or indirect Beneficial Ownership interest (as defined in Attachment A) in any security issued by MCM or its parent company.

                  4. APPLICATION OF THE CODE TO PERSONNEL OF FUNDS SUB-ADVISED BY MCM

                  This Code does not apply to the directors, officers and general partners of funds for which MCM serves as a sub-adviser.

                  5.       CONFLICTS WITH OTHER CODES

                  To the extent this Code conflicts with any code of ethics or other code or policy to which an Access Person is also subject, this Code shall control. Notwithstanding the foregoing, if the other code of ethics is more restrictive than this Code, such other code of ethics shall be controlling, provided that (i) the Designated Supervisory Person (as defined in Attachment A) determines that the other code should be controlling and (ii) notifies the Access Person in writing of that determination.


II.      RESTRICTIONS ON ACTIVITIES

         A.       BLACKOUT PERIODS FOR PERSONAL TRADES

                  1.       PENDING TRADES

                  No Access Person shall purchase or sell, directly or indirectly, any Covered Security in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership (as defined in Attachment A) on a day during which an Advisory Client has a pending "buy" or "sell" order in that same Covered Security until that order is executed or withdrawn, unless the pending trade is an Index Trade or the Access Person's trade is a De Minimis Trade (as defined in Attachment A).

                  If the pending trade is a Limit Order, upon request of the Access Person, the Designated Supervisory Person will determine the likelihood of the Limit Order being "in

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         the money"  within the seven day blackout  period.  This  determination will be made by a review of the historical trading activity, as well as information provided by the Trading Department. If it is anticipated that the Limit Order is not likely to be "in-the-money" within the
         seven-day  blackout  period,   authorization  may  be  granted  at  the
         discretion of the Designated Supervisory Person.

                  2.       SEVEN-DAY BLACKOUT

                  No portfolio manager of an Advisory Client, or Access Person linked to that portfolio manager by the Designated Supervisory Person, shall purchase or sell, directly or indirectly, any Covered Security in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership within seven (7) calendar days before or after the Advisory Client's trade in that Covered Security is executed, unless the Advisory Client's trade is an Index Trade or the Access Person's trade is a De Minimis Trade.

                  3.       EXEMPT TRANSACTIONS

                  The following transactions are exempt from the blackout periods described above in Sections II.A.1. and II.A.2.:

                           a. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control (for example, blind trusts or discretionary accounts where the Access Person and the investment advisor agree in writing to abide by these restrictions in a manner approved by the Designated Supervisory Person);

                           b. Purchases that are effected as part of an automatic dividend reinvestment plan, an employee stock purchase plan or program or other automatic stock purchase plans or programs;

                           c. Purchases or sales that are considered by the Designated Supervisory Person to have a remote potential to harm an Advisory Client because, for example, such purchases or sales would be unlikely to affect a highly institutional market or because such purchases or sales are clearly not related economically to the securities held, purchased or sold by the Advisory Client;

                           d. Purchases or sales that are  non-volitional on the
                  part of the Access Person or a Fund;

                           e. Purchases effected upon the exercise of rights issued by an issuer PRO RATA to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights so acquired;

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                           f.  Transactions  in options on  securities  excluded
                  from the definition of Covered Security;

                           g. Transactions in commodities,  futures,  options on
                  futures and options on broad-based indices. Commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly-traded market-based index of stocks), options on futures, options on currencies and options on certain indices designated by the Compliance Department as broad-based. The indices designated by the Compliance Department as broad-based may be changed from time to time and are listed in Attachment H. OPTIONS ON INDICES THAT ARE NOT DESIGNATED AS BROAD-BASED ARE SUBJECT TO THE BLACKOUT PERIODS; and

                           h. De Minimis Trades.

         B.       TRANSACTIONS   IN  CLIENT  ACCOUNTS  OF  SECURITIES  IN  WHICH
                  PORTFOLIO MANAGERS HAVE DISCLOSABLE INTERESTS

                  1.       PRE-CLEARANCE OF CLIENT TRADES

                           a.       NON-MODEL PORTFOLIO CLIENT TRADES

                           If a  portfolio  manager  or a  member  of his or her
                  Immediate Family (as defined in Attachment A) has a "Disclosable Interest" (as defined in paragraph c below) in a Covered Security, then he or she must obtain pre-clearance from the Designated Supervisory Person (or his or her designee) BEFORE purchasing or selling a "Material" (as defined in paragraph c. below) position in that Covered Security for Advisory Client accounts that he or she manages (a "Proposed Client Trade") UNLESS:

                                    i.       the   affected    Advisory   Client
                                             accounts follow a "Model Portfolio"
                                             (as defined in  paragraph c. below)
                                             and the trade is caused by either a
                                             recent    change   in   the   Model
                                             Portfolio    or    the    portfolio
                                             manager's  decision  to  improve an
                                             account's  alignment with the Model
                                             Portfolio;

                                    ii.      the  trade  is made at an  Advisory
                                             Client's  request or  direction  or
                                             caused by the  addition  or removal
                                             of funds by an Advisory  Client and
                                             such addition or removal results in
                                             approximately         proportionate
                                             purchases    or    sales   of   all
                                             discretionary security positions in
                                             such  Advisory   Client's   account
                                             (subject,  for  example,  to normal
                                             rounding adjustments);


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                                    iii.     the   affected    Advisory   Client
                                             accounts are  passively  managed to
                                             an index or Model Portfolio; or

                                    iv.      (a)  delay  in   execution  of  the
                                             Proposed Client Trade would, in the
                                             reasonable    judgment    of    the
                                             portfolio  manager,  materially and
                                             adversely   impact   the   relevant
                                             Advisory  Client  accounts  and (b)
                                             the  portfolio   manager  does  not
                                             believe there are any circumstances
                                             relating  to  the  Proposed  Client
                                             Trade  that are likely to result in
                                             the Designated  Supervisory  Person
                                             (or his or her designee) failing to
                                             approve  the  trade  based  on  the
                                             guidelines provided herein. In such
                                             case,   approval  of  the  Advisory
                                             Client trade must be sought as soon
                                             as practical, but no later than the
                                             close  of  business  on the day the
                                             trade is placed for execution.

                           B.       MODEL PORTFOLIO CHANGES

                           If a portfolio manager "manages" or maintains a Model
                  Portfolio and has a Disclosable Interest in a Covered Security (or an equivalent security, such as the notional value of an option on the Covered Security), he or she must obtain pre-clearance from the Designated Supervisory Person (or his or her designee) BEFORE making a change to the Model Portfolio that will likely result in MCM portfolio managers causing Advisory Client accounts to collectively purchase or sell a Material position in that Covered Security (a "Proposed Model Change").

                           C.       DEFINITIONS FOR SECTION II.B.

                           DISCLOSABLE INTEREST. For the purpose of this Section
                  II.B., a "Disclosable Interest" in a Covered Security exists if the portfolio manager or a member of his or her Immediate
                  Family:

                                    i.       has or  contemplates  obtaining the
                                             direct   or   indirect   Beneficial
                                             Ownership of a Material position in
                                             a  Covered  Security  of an  issuer
                                             (including an equivalent  security,
                                             such as the  notional  value  of an
                                             option on the Covered Security);

                                    ii.      has   any    position    (employee,
                                             consultant,    officer,   director,
                                             etc.)  with an  issuer of a Covered
                                             Security or any of its  affiliates;
                                             or

                                    iii.     has a present or proposed  business
                                             relationship between such issuer or
                                             its affiliates.

                           MATERIAL.  For the purpose of this section  II.B.,  a
                  "Material" position in a security shall mean:


                                       1
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                                    i.       in the case of a  Covered  Security
                                             then  listed  on  the   Standard  &
                                             Poor's   Composite   Index  of  500
                                             Stocks (the "S&P 500"),  a position
                                             with a value  greater than $30,000;
                                             and

                                    ii.      in the case of a  Covered  Security
                                             not   listed  on  the  S&P  500,  a
                                             position  with a value greater than
                                             $10,000.

                           In the case of non-Model Portfolio client trades, the
                  size of a purchase or sale shall be calculated by aggregating the purchases and sales of all trades in a Covered Security for all Advisory Clients managed by such portfolio manager on a single business day. In the case of Model Portfolio client trades, the size of a purchase or sale shall be calculated by aggregating the purchases and sales of all likely trades in a Covered Security for all Advisory Clients following such Model Portfolio on a single business day.

                           MODEL PORTFOLIO. For the purpose of these procedures,
                  a "Model Portfolio" shall mean a theoretical, actively-managed portfolio of securities maintained as a prototype for portfolio managers to follow when managing accounts of Advisory Clients designated to be managed in such style. Examples of Munder Model Portfolios include Demonstrated GARP, Taxable Core, and Small Cap Growth.

                  2.       PRE-CLEARANCE APPROVAL PROCESS

                  The portfolio manager must submit a written request using the Disclosable Interest Approval Form provided in Attachment B. Before approving a Proposed Client Trade or Proposed Model Change, the Designated Supervisory Person (or his or her designee) will review the nature and appropriateness of the transaction, including the current intention of the portfolio manager with respect to his or her personal holdings of the security. Among other things, the Designated Supervisory Person (or his or her designee) will:

               - In the case of a Proposed Client Trade or Proposed Model Change that is a PURCHASE:

                  o Review the investment merits of the Proposed Client Trade or Proposed Model Change with the CIO or, in his absence, at least one other portfolio manager or experienced security analyst knowledgeable about the security in question (and not on the same portfolio management team as the portfolio manager) to determine whether the Proposed Client Trade or Proposed Model Change may be appropriate for the client accounts or Model Portfolio; and

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                  o        Review  the  nature  and  extent  of  the   portfolio
                           manager's   personal   holding  in  the  security  to
                           determine whether the manager's current investment objectives are consistent with those of the client accounts or Model Portfolio and are likely to remain so in the foreseeable future.

               -  In the case of a Proposed Client Trade that is a SALE:

                  o Review the investment merits of the Proposed Client Trade or Proposed Model Change with the CIO or, in his absence, at least one other portfolio manager or experienced security analyst knowledgeable about the security in question (and not on the same portfolio management team as the portfolio manager) to determine whether the Proposed Client Trade or Proposed Model Change may be appropriate for the client accounts or Model Portfolio; and

                  o Review the Proposed Client Trade or Proposed Model Change in light of the nature and extent of the portfolio manager's personal holding in the security to determine whether the trade appears appropriate under the circumstances.

                  The Designated Supervisory Person (or his or her designee) will pre-clear the Proposed Client Trade or Proposed Model Change only if he or she affirmatively determines that the Proposed Client Trade or Proposed Model Change does not appear to involve potential overreaching by the portfolio manager and does not appear to be disadvantageous to the client accounts or Model Portfolio. The Designated Supervisory Person (or his or her designee) will document in writing the basis for its determination to approve (or not approve) a Proposed Client Trade or Proposed Model Change and maintain this documentation in accordance with applicable recordkeeping requirements.

                  Finally, in the event that the portfolio manager requests approval under this Code to sell the security in question from his or her personal account, the Designated Supervisory Person (or his or her designee) will, in addition to the standards set forth in this Code, review the investment merits of the trade with the CIO or, in his absence, at least one other portfolio manager or experienced equity analyst knowledgeable about the security in question, to determine whether it is appropriate for the portfolio manager to sell his/her position in light of the holdings of the Advisory Client accounts.

                  In instances where there might be a conflict of interest when trading with a broker-dealer (E.G., a relative of the trader or portfolio manager that works at the broker-dealer), the trader or portfolio manager should disclose the relationship/potential conflict of interest to the Chief Compliance Officer of MCM ("CCO") and obtain approval of the CCO before trading with that broker-dealer.

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         C.       INITIAL PUBLIC OFFERING AND LIMITED OFFERING

         No Access Person shall acquire directly or indirectly any securities in an "initial public offering" for his or her personal account except "initial public offerings" of registered investment companies. For this purpose, an "initial public offering" means an offering of securities registered under the Securities Act of 1933, as amended, the issuer of which, immediately before the registration, was not subject to the reporting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934. (As noted above, this provision does not apply to Non-Interested Trustees or Interested Trustees who are not also Investment Personnel.)

         No Access Person shall acquire directly or indirectly securities in a "limited offering" (which are sometimes also referred to as "private placements") except after receiving pre-clearance, as specified in Section III.A. hereof. In all such instances, the Access Person shall provide the Designated Supervisory Person with full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the Access Person's activities on behalf of Advisory Clients). The Designated Supervisory Person may not approve any such transaction unless he or she determines, after consultation with other investment advisory personnel of MCM such as its Chief Investment Officer, that Advisory Clients have no reasonably foreseeable interest in purchasing such securities.

         For this purpose, a "limited offering" means an offering that is exempt from registration under the Securities Act of 1933, as amended, pursuant to
Section 4(2) or 4(6) thereof, or pursuant to Regulation D thereunder. (As noted above, this provision does not apply to Non-Interested Trustees or to Interested Trustees who are not also Investment Personnel.) An Access Person who has been authorized to acquire and has acquired securities in a "limited offering" must disclose that investment to the Designated Supervisory Person and the Chief Investment Officer prior to, and explain that the disclosure is being made is in connection with, the Access Person's subsequent consideration of an investment in the issuer by an Advisory Client.

         D.       SHORT-TERM TRADING

                  1.       COVERED SECURITIES

                  No Access Person shall profit from the purchase and sale, or sale and purchase, of the same Covered Security of which such Access Person has a Beneficial Ownership interest within 60 calendar days. The 60 calendar days will be calculated from the date of the most recent transaction. Subject to Section V. below, any profit realized from a trade in violation of this provision shall be paid to MCM, which shall, in turn, donate that amount to a charitable organization.

                  2.       MUNDER FUNDS SHARES

                  No Access Person (or member of his or her Immediate Family) shall purchase and sell or sell and purchase shares of the same Munder Fund or fund sub-advised by MCM (see Attachment I for a list of mutual funds sub-advised by MCM) in which such Access

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         Person has a  Beneficial  Ownership  interest  within a 60 day calendar period. The 60 calendar days will be calculated from the date of the most recent transaction.

                  Further, no Access Person (or member of his or her Immediate Family) shall exchange shares of one Munder Fund or fund sub-advised by MCM (with respect to which such Access Person has a Beneficial Ownership interest) for shares of another Munder Fund or fund sub-advised by MCM (with respect to which such Access Person has a Beneficial Ownership interest) within a 60 day calendar period. The 60 calendar days will be calculated from the date of the most recent transaction.

                  Further, it is the goal of the Munder Funds to limit the number of "roundtrip" exchanges into and out of a Fund that an Access Person can make in any one year for any account in which the Access Person has a Beneficial Ownership interest to no more than six per year.

                  3.       EXEMPT TRANSACTIONS

                  None of the above-specified restrictions on short-term trading shall apply to the following transactions:

                           a. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control (for example, blind trusts or discretionary accounts where the Access Person and the investment advisor agree in writing to abide by these restrictions in a manner approved by the Designated Supervisory Person);

                           b. Purchases or sales that are  non-volitional on the
                  part of the Access Person;

                           c. Purchases that are effected as part of an automatic dividend reinvestment plan, an automatic investment plan, a payroll deduction plan or program (including, but not limited to, automatic payroll deduction plans or programs and 401(k) plans or programs (both employee initiated and/or employer matching)), an employee stock purchase plan or program, or other automatic stock purchase plans or programs;

                           d.  Sales  that are part of an  automatic  withdrawal
                  plan   or   program,    including   loans,   withdrawals   and
                  distributions from 401(k) plans or programs;

                           e. Purchases or sales with respect to shares of any of the taxable or tax-exempt money market funds sponsored by MCM ("Munder Money Market Funds") or sub-advised by MCM;

                           f. Except for short-term trading in shares of the Munder Funds, purchases or sales that are considered by the Designated Supervisory Person to

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                  have a remote  potential to harm an Advisory  Client  because, for example, such purchases or sales would be unlikely to affect a highly institutional market or because such purchases
                  or  sales  are  clearly  not  related   economically   to  the
                  securities held, purchased or sold by the Advisory Client;

                           g. Purchases effected upon the exercise of rights issued by an issuer PRO RATA to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights so acquired;

                           h. Transactions in options on securities excluded from the definition of Covered Security; and

                           i. Transactions in commodities,  futures,  options on
                  futures and options on broad-based indices. Commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly-traded market-based index of stocks), options on futures, options on currencies and options on certain indices designated by the Compliance Department as broad-based. The indices designated by the Compliance Department as broad-based may be changed from time to time and are listed in Attachment H. OPTIONS ON INDICES THAT ARE NOT DESIGNATED AS BROAD-BASED ARE SUBJECT TO THE RESTRICTIONS ON SHORT-TERM TRADING.

                  4.       RETURN OF PROFITS

                  Subject to Section V. below, any profit realized by an Access Person from prohibited short-term trading in shares of the Munder Funds or funds sub-advised by MCM shall be returned to the relevant Munder Fund or sub-advised fund and shall be viewed for tax purposes as a payment made to correct an error.

         E.       GIFTS

         The gift provisions below apply to officers and employees of MCM. Please see the Gift Policy in the Employee Handbook for further information.

                  1.       ACCEPTING GIFTS

                  On occasion, because of their positions with MCM or the Munder Funds, employees may be offered, or may receive without notice, gifts from clients, brokers, vendors or other persons affiliated with such entities. Acceptance of extraordinary or extravagant gifts is not permissible. Any such gifts must be declined or returned in order to protect the reputation and integrity of MCM and the Munder Funds. Gifts of a nominal value (i.e., gifts whose reasonable aggregate value is no more than $100 a year), customary business meals, entertainment (e.g., reasonable sporting events) and promotional items (e.g., pens, mugs, T-shirts) may be accepted. Employees may not accept a gift of cash or a cash equivalent (E.G., gift certificates) in ANY amount. If an

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         employee  receives any gift that might be  prohibited  under this Code, the employee must inform the Legal Department.

                  2.       SOLICITATION OF GIFTS

                  Employees and officers of MCM may not solicit gifts or gratuities.

                  3.       GIVING GIFTS

                  Employees and officers of MCM may not give any gift(s) with an aggregate value in excess of $100 per year to any person associated with any securities or financial organization, including exchanges, other NASD member organizations, commodity firms, news media, or clients of the firm.

         F.       SERVICE AS A DIRECTOR

         No Access Person shall serve on the board of directors of any publicly-traded company or privately-held company without prior authorization from a committee comprised of the CCO and either the Chief Executive Officer or Chief Investment Officer of MCM, based upon a determination that such board service would not be inconsistent with the interests of the Advisory Clients. In instances in which such service is authorized, the Access Person will be isolated from making investment decisions relating to such company through the implementation of appropriate "Chinese Wall" procedures established by the CCO. This restriction does not apply to non-profit, charitable, civic, religious, public, political, educational or social organizations.

         G.       AMENDMENTS AND WAIVERS

         The limitations and restrictions specified in subsections C through F of this Section II. may be modified only by the CCO on a case-by-case basis. Each such modification shall be documented in writing by the Designated Supervisory Person, including in particular the basis for the modification. If material, such modification must be approved by the Board of Trustees of the Munder Funds no later than six months after adoption of the change.

         Although exceptions to the Code will rarely, if ever, be granted, the CCO may grant exceptions to the requirements of the Code on a case-by-case basis if he or she finds that the proposed conduct involves negligible opportunity for abuse. All material exceptions must be in writing and must be reported to the Board of Trustees of the Munder Funds at its next regularly scheduled meeting after the exception is granted. For purposes of this Section, an exception will be deemed to be material if the transaction involves more than 1,000 shares or has a dollar value in excess of $25,000.

         When requesting an exception to the restrictions on short-term trading in Section II.D., an Access Person must demonstrate that (1) the short-term trading would not have a material impact on the relevant Munder Fund and its shareholders or the relevant fund sub-advised by MCM and

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its  shareholders;  (2) the  transaction  involves less than 1,000 shares of any
Munder Fund or fund sub-advised by MCM; and (3) the aggregate dollar value of the shares that would be purchased or sold on a short-term basis is not in excess of $25,000. The CCO will grant exceptions only in limited circumstances. NO WAIVERS WILL BE GRANTED TO PORTFOLIO MANAGERS WITH RESPECT TO SHORT-TERM TRADING IN SHARES OF ANY MUNDER FUND OR SUB-ADVISED FUND FOR WHICH THEY PROVIDE ADVISORY SERVICES.


III.     COMPLIANCE PROCEDURES

         A.       PRE-CLEARANCE REQUIREMENTS FOR ACCESS PERSONS

                  1.       GENERAL REQUIREMENT

                  All purchases or sales (including the writing of an option to purchase or sell and the giving of a gift (but not the receipt of a gift)) of a Covered Security in which an Access Person (or a member of his or her Immediate Family) has or will have a Beneficial Ownership interest must be pre-cleared with the Designated Supervisory Person (or his or her designee). In addition, all trades in shares of the Munder Funds and funds sub-advised by MCM, except money market funds, in which any Access Person (or member of his or her Immediate Family) has or will have a Beneficial Ownership interest (including shares owned through any 401(k) or other retirement plan) must be pre-cleared with the Designated Supervisory Person (or his or her designee).

                  2.       EXEMPT TRANSACTIONS

                  The following transactions are exempt from the pre-clearance requirements described in this Section III.A.:

                           a. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control (for example, blind trusts or discretionary accounts where the Access Person and the investment advisor agree in writing to abide by these restrictions in a manner approved by the Designated Supervisory Person);

                           b. Purchases that are effected as part of an automatic dividend reinvestment plan, automatic stock purchase plans or programs, or an employee stock purchase plan or program;

                           c.  Sales  that are part of an  automatic  withdrawal
                  plan   or   program,    including   loans,   withdrawals   and
                  distributions from 401(k) plans or programs;

                           d. Purchases or sales that are  non-volitional on the
                  part of the Access Person or a Fund;

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                           e.  Purchases  effected  upon the  exercise of rights
                  issued by an issuer PRO RATA to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights so acquired;

                           f. Transactions in collective funds or common trust funds;

                           g. Transactions in options on securities excluded from the definition of Covered Security;

                           h. Transactions in commodities,  futures,  options on
                  futures and options on broad-based indices. Commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly-traded market-based index of stocks), options on futures, options on currencies and options on certain indices designated by the Compliance Department as broad-based. The indices designated by the Compliance Department as broad-based may be changed from time to time and are listed in Attachment H. OPTIONS ON INDICES THAT ARE NOT DESIGNATED AS BROAD-BASED ARE SUBJECT TO THE PRE-CLEARANCE REQUIREMENTS; and

                           i. De Minimis Trades.

                  3.       TRADE AUTHORIZATION REQUESTS

                  Prior to entering an order for a personal trade that requires pre-clearance, the Access Person must complete a written or electronic request for pre-clearance providing the following information:

                           a. Name and symbol of security;

                           b. Maximum quantity to be purchased or sold;

                           c. Name of broker effecting the transaction; and

                           d. Type of transaction (e.g. buy, sell, exchange, etc).

                  For exchanges of Munder Fund shares held through the MCM 401(k) plan, pre-clearance requests must include the current and the post-trade actual ownership percentages for each Fund affected rather than the employee contribution allocations.

                  The request must be submitted to the Designated Supervisory Person (or his or her designee). After receiving the written or electronic request, the Designated Supervisory Person (or his or her designee) will, as appropriate (a) review the information, (b) independently confirm whether there are any pending or unexecuted orders to purchase or sell the Covered Securities by an Advisory Client, and (c) as soon as reasonably practicable, determine whether to authorize the proposed securities

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         transaction.   No  order  for  a  securities   transaction   for  which
         pre-clearance authorization is sought may be placed prior to the receipt of written or electronic authorization of the transaction by the Designated Supervisory Person (or his or her designee). Verbal approvals are not permitted and may not be relied upon. Access Persons
         are   solely   responsible   for  their   compliance   with  the  Code.
         Pre-clearance should not be construed as an assurance that a personal securities transaction complies with all provisions of this Code.

                  4.       REPRESENTATIONS AND WARRANTIES

                  Each time an Access Person makes a pre-clearance request, other than a pre-clearance request with respect to a transaction in shares of the Munder Funds by portfolio managers, the Access Person shall be deemed to be making the following representations and warranties:

                           a. He/she does not  possess any  material  non-public
                  information regarding the issuer of the security;

                           b. To his/her knowledge,  there are no pending trades
                  in the security (or any derivative of it) by an Advisory Client (other than an Index Trade);

                           c.  To  his/her  knowledge,   the  security  (or  any
                  derivative of it) is not being considered for purchase or sale by any Advisory Client (other than an Index Trade);

                           d. If  he/she  is a  portfolio  manager  or a  person
                  linked to a portfolio manager, none of the accounts managed by him/her (or such portfolio manager) has purchased or sold this security (or any derivatives of it) within the past 7 calendar days (other than an Index Trade); and

                           e. He/she has read the Code of Ethics within the prior 12 months and believes that the proposed trade fully complies with the requirements of the Code.

                  5.       DURATION OF PRE-CLEARANCE APPROVAL

                  Personal trades should be placed with a broker promptly after receipt of the pre-clearance approval so as to minimize the risk of potential conflict arising from a client trade in the same security being placed after the pre-clearance is given. The pre-clearance approval will expire at the open of business (generally 9:00 a.m., Detroit time) on the next trading day after which authorization is received. The Access Person is required to renew such pre-clearance if the pre-cleared trade is not completed before the authority expires. This restriction also applies to Limit Orders. With respect to trades in the Munder Funds, the trade date may be the next trading day after pre-clearance is granted, due to the timing of processing transactions. In addition, the trade date on transactions processed through the mail may be different from the pre-clearance date.

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                  6.       EXECUTION OF TRADES AND COMMISSIONS

                  No personal trades may be placed or executed directly through the institutional trading desk of a broker-dealer that also handles any of MCM's or its respective clients' trading activity. Only normal, retail brokerage relationships generally available to other similar members of the general public are permitted. Commissions on personal transactions may be negotiated, but payment of a commission rate that is lower than the rate available to retail customers through similar negotiations is prohibited.

         B.       REPORTING REQUIREMENTS FOR ACCESS PERSONS

                  1.       BROKERAGE STATEMENTS AND CONFIRMATIONS

                  Every Access Person and members of his or her Immediate Family (excluding Non-Interested Trustees and their Immediate Family members) must arrange for the Legal Department to receive DIRECTLY from any broker, dealer or bank that effects ANY securities transaction, duplicate copies of each confirmation for each such transaction and periodic statements for ALL accounts that hold ANY securities in which such Access Person has a Beneficial Ownership interest. This requirement applies even if the transaction involves or the account holds a non-Reportable Security and specifically includes brokerage statements and confirmations with respect to transactions involving shares of the Munder Funds and funds sub-advised by MCM. To assist in making these arrangements, the Legal Department will send a letter to each broker, dealer or bank based on the information provided by the Access Person. Exceptions to this policy must be pre-approved by the Compliance Department.

                  2.       QUARTERLY TRANSACTION REPORTS

                           a.       GENERAL REQUIREMENT

                           In addition to providing the duplicate  confirmations
                  and periodic statements required by the preceding paragraph on a timely basis, each Access Person shall, on a quarterly basis, confirm the accuracy of the information previously provided to the Legal Department in the format specified in Attachment C-1. Each Access Person shall also list any previously unreported transaction that occurred prior to the end of the quarter to which the report relates involving a Reportable Security (as defined in Attachment A) in which the Access Person had, or as a result of the transaction acquired, ANY direct or indirect Beneficial Ownership. Previously unreported transactions might include, for example, a private placement or limited offering that is not purchased through an Access Person's brokerage account, securities acquired through a gift or inheritance, or De Minimis Trades.

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                           b.       EXEMPT TRANSACTIONS

                           The  following  transactions  are not  required to be
                  reported on a quarterly basis as described in this Section III.B.2.:

                                    i.       Purchases or sales  effected in any
                                             account   over   which  the  Access
                                             Person  has no direct  or  indirect
                                             influence or control (for  example,
                                             blind   trusts   or   discretionary
                                             accounts  where the  Access  Person
                                             and the investment advisor agree in
                                             writing    to    abide   by   these
                                             restrictions  in a manner  approved
                                             by   the   Designated   Supervisory
                                             Person); and

                                    ii.      Purchases   or   sales   that   are
                                             effected  as part  of an  automatic
                                             investment   plan,   including   an
                                             automatic   dividend   reinvestment
                                             plan. An automatic  investment plan
                                             means a  program  in which  regular
                                             periodic purchases (or withdrawals)
                                             are made automatically in (or from)
                                             investment  accounts in  accordance
                                             with a  predetermined  schedule and
                                             allocation.       However,      any
                                             transaction   that   overrides  the
                                             preset  schedule or  allocation  of
                                             the  automatic  investment  plan is
                                             not exempt.

                           c.       REPORTING DEADLINE

                           An Access  Person must submit any report  required by
                  this Section III.B.2. to the Designated Supervisory Person no later than 30 days after the end of the calendar quarter in which the transaction occurred.

                           d.       REPORT CONTENT

                           The report  must  contain the  following  information
                  with  respect  to  each  previously   undisclosed   securities
                  transaction:

                                    i.       The  date of the  transaction,  the
                                             title,  the exchange  ticker symbol
                                             or CUSIP number,  the interest rate
                                             and   the    maturity    date   (if
                                             applicable),  the number of shares,
                                             and the  principal  amount  of each
                                             security;

                                    ii.      The   nature  of  the   transaction
                                             (i.e., purchase, sale or other type
                                             of acquisition or disposition);

                                    iii.     The price of the  security at which
                                             the transaction was effected;

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                                    iv.      The name of the  broker,  dealer or
                                             bank  with  or  through  which  the
                                             transaction was effected; and

                                    v.       The  date   that  the   report   is
                                             submitted by the Access Person.

                           To the extent such information is not included in the
                  duplicate confirmations, statements, periodic reports or other written information previously provided to the Designated Supervisory Person, the following information must also be provided in the report submitted by the Access Person with respect to any account established in which ANY securities were held during the prior calendar quarter for the direct or indirect Beneficial Ownership interest of the Access Person (Attachment C-2):

                                    i.       The name of the  broker,  dealer or
                                             bank  with whom the  Access  Person
                                             established the account;

                                    ii.      The    date   the    account    was
                                             established.

                  3.       INITIAL AND ANNUAL DISCLOSURE OF PERSONAL HOLDINGS

                  No later than 10 days after becoming a Access Person AND thereafter on an annual calendar year basis, each Access Person must submit a Personal Holdings of Securities report in the format specified in Attachment D-1 or D-2, as applicable.

                  The Initial and Annual Reports of Personal Holdings of Securities must contain:

                           a. The title and type of security,  and as applicable
                  the exchange ticker symbol or CUSIP number, the number of shares, and principal amount of each Reportable Security in which the Access Person has any direct or indirect Beneficial Ownership interest;

                           b. The name of any broker,  dealer or bank with which
                  the Access Person maintains an account in which ANY securities are held for the Access Person's direct or indirect benefit; and

                           c. The date the Access Person submits the report.

                  The information in the report must be current as of a date no more than 45 days prior to the date the report is submitted.

                  If not previously provided,  the Access Person must provide or ensure that reports or duplicate copies of supporting documentation (E.G., brokerage statements or similar documents) of securities holdings required to be reported herein are provided to the Designated Supervisory Person.

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                  4.       CERTIFICATION OF COMPLIANCE

                  Each Access Person is required to certify annually in writing that he or she has received a copy of the Code, has read and understood the Code and acknowledges that he or she is subject to it. Further, each Access Person is required to certify annually that he or she has complied with all the requirements of the Code and that he or she has disclosed or reported all personal securities transactions, holdings and accounts required to be disclosed or reported pursuant to the requirements of the Code. The form of Annual Certification and Questionnaire is attached to this Code as Attachment E.

                  5.       PERMITTED DISCLAIMER

                  Any report  submitted to comply with the  requirements of this
         Section III.B., may contain a statement that the report shall not be construed as an admission by the person making such report that such person has any direct or indirect Beneficial Ownership in the securities to which the report relates.

         C.       DISTRIBUTION OF THE CODE TO PERSONS SUBJECT TO THE CODE

         The Designated Supervisory Person (or his or her designee) shall provide a copy of this Code to each Access Person within 10 days of such person becoming subject to the Code. Thereafter, the Designated Supervisory Person (or his or her designee) shall provide each Access Person with a copy of the Code on an annual basis and promptly after any amendment to the Code. Each Access Person, unless specifically exempted herein, shall acknowledge receipt of the Code and any amendments thereto.

         D.       QUARTERLY REVIEW

         At least quarterly, the Designated Supervisory Person (or his or her designee) shall review and compare the confirmations and quarterly reports received with the written pre-clearance authorization provided. Such review shall include, as appropriate:

                  1. Whether the securities transaction complied with this Code;

                  2. Whether the securities transaction was authorized in advance of its placement;

                  3.       Whether  the  securities   transaction  was  executed
         before the expiration of any approval under the provisions of this Code;

                  4.       Whether  any  Advisory   Client  accounts  owned  the
         securities at the time of the securities transaction; and

                  5. Whether any Advisory Client accounts purchased or sold the securities in the securities transaction within seven (7) days of the securities transaction.

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 23
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         E.       REPORTS TO THE BOARDS OF TRUSTEES/DIRECTORS

                  1.       ANNUAL REPORTS

                  The Designated Supervisory Person shall prepare an annual report for the Board of each Munder Fund on behalf of MCM and any sub-adviser. At a minimum, the report shall: (a) summarize the existing Code procedures concerning personal investing and any changes in the Code and its procedures made during the year; (b) describe any issues arising under the Code since the last report to the Board, including, but not limited to, information about material violations of the Code or the procedures, and sanctions imposed in response to the material violations; (c) certify to the Board that the Munder Funds and MCM have adopted procedures reasonably necessary to prevent Access Persons from violating the Code; and (d) identify any recommended material changes in existing restrictions or procedures.

                  2.       QUARTERLY REPORTS

                  At each quarterly meeting of the Munder Funds' Boards, MCM, and any sub-adviser of a Munder Fund shall report to the Boards concerning:

                           a.  Any  transaction   that  appears  to  evidence  a
                  possible violation of this Code;

                           b. Apparent violations of the reporting  requirements
                  of this Code;

                           c. Any securities  transactions  that occurred during
                  the prior quarter that may have been inconsistent with the provisions of the codes of ethics adopted by a Fund's sub-adviser or principal underwriter; and

                           d. Any significant  remedial action taken in response
                  to such violations described in paragraph c. above.


IV.      GENERAL POLICIES

         A.       ANTI-FRAUD

         It shall be a violation of this Code for any Access Person or principal underwriter for any Advisory Client, or any affiliated person of MCM, any sub-adviser to, or the principal underwriter of, any Advisory Client in connection with the purchase or sale, directly or indirectly, by such person of ANY security which, within the most recent 15 days was held by an Advisory Client, or was considered by MCM for purchase by the Advisory Client, to:

                  1. employ any device, scheme or artifice to defraud an Advisory Client;

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 24
--------------------------------------------------------------------------------

                  2. make to an Advisory Client any untrue statement of a material fact or omit to state to an Advisory Client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

                  3. engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon an Advisory Client; or

                  4. engage in any manipulative practice with respect to an Advisory Client.

         B. INVOLVEMENT IN CRIMINAL MATTERS OR INVESTMENT-RELATED CIVIL PROCEEDINGS

         Each Access Person must notify the Legal Department, as soon as reasonably practical, if he or she is arrested, arraigned, indicted or pleads no contest to any criminal offense (other than minor traffic violations) or if named as a defendant in any investment-related civil proceedings or any administrative or disciplinary action.


V.       REPORTING VIOLATIONS OF THE CODE

         An Access Person who becomes aware of a violation of this Code, whether on the part of the Access Person or any other person subject to the Code, shall promptly report such violation to the CCO. Failure to disclose or report to the CCO any violation of this Code is in and of itself a violation of the Code. An Access Person shall not be subject to retaliation as a result of any report made pursuant to this Section III.B.6. However, if an Access Person believes that he or she may suffer retaliation, such Access Person may report the violation on an anonymous basis.


VI.      SANCTIONS

         Upon discovering that an Access Person has not complied with the requirements of this Code, the Designated Supervisory Person shall submit such findings to the Compliance Committee. The Compliance Committee may impose on that Access Person whatever sanctions the Compliance Committee deems appropriate, including, among other things, the unwinding of the transaction and the disgorgement of profits, a letter of censure, mandatory Code of Ethics training, monetary sanctions, suspension or termination of employment. Any significant sanction imposed shall be reported to the Munder Funds' Boards in accordance with Section III.E. above. Notwithstanding the foregoing, the Designated Supervisory Person shall have discretion to determine, on a case-by-case basis, that no material violation shall be deemed to have occurred. The Designated Supervisory Person may recommend that no action be taken, including waiving the requirement to disgorge profits under Section II.D. of this Code. A written memorandum of any such finding shall be filed with reports made pursuant to this Code.

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                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 25
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VII.     INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER CODES

         Each Munder Fund's investment adviser, sub-adviser and, if appropriate, principal underwriter shall adopt, maintain and enforce a code of ethics with respect to their personnel in compliance with Rule 17j-1 under the Investment Company Act of 1940, as amended ("1940 Act"), Rule 204A-1 under the Investment Advisers Act of 1940, as amended ("Advisers Act") and/or Section 15(f) of the Securities Exchange Act of 1934, as amended ("1934 Act") as applicable, and shall forward to the Designated Supervisory Person and the Munder Fund's administrator copies of such codes and all future amendments and modifications thereto. The Munder Funds' Boards, including a majority of Non-Interested Trustees of the Boards, must approve the Munder Funds' Code and the code of any investment adviser, sub-adviser or principal underwriter of a Munder Fund unless, in the case of the principal underwriter that is not affiliated with MCM, it is exempt from this approval requirement under Rule 17j-1.


VIII.    RECORDKEEPING

         This Code, the codes of any investment adviser, sub-adviser and principal underwriter, a copy of each report by an Access Person, any written report by MCM, any sub-adviser or the principal underwriter and lists of all persons required to make reports shall be preserved with MCM's records in the manner and to the extent required by Rule 17j-1 under the 1940 Act and Rule 204-2 under the Advisers Act.

         The Designated Supervisory Person shall maintain such reports and such other records as are required by this Code.


IX.      CONFIDENTIALITY

         All information obtained from any Access Person hereunder shall be kept in strict confidence, except that reports of securities transactions hereunder may be made available to the Securities and Exchange Commission or any other regulatory or self-regulatory organization, and may otherwise be disclosed to the extent required by law or regulation.


X.       OTHER LAWS, RULES AND STATEMENTS OF POLICY

         Nothing contained in this Code shall be interpreted as relieving any Access Person from acting in accordance with the provisions of any applicable law, rule, or regulation or any other statement of policy or procedures governing the conduct of such person adopted by a Munder Fund. No exception to a provision in the Code shall be granted where such exception would result in a violation of Rule 17j-1 under the 1940 Act or Rule 204A-1 under the Advisers Act.

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                                     ETHICS
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XI.      FURTHER INFORMATION

If any person has any questions with regard to the applicability of the provisions of this Code generally or with regard to any securities transaction or transactions, such person should consult with the Designated Supervisory Person.

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 27
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                                                                    ATTACHMENT A
                                   DEFINITIONS

         "ACCESS PERSON" shall mean: (a) every trustee, director, officer and general partner of the Munder Funds and MCM, (b) every employee of the Munder Funds or MCM (or of any company in a control(3) relationship to a Munder Fund or MCM) who, in connection with his or her regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of Covered Securities by an Advisory Client, or whose functions relate to the making of any recommendation to an Advisory Client regarding the purchase or sale of Covered Securities, (c) every employee of MCM who obtains information concerning recommendations made to an Advisory Client with regard to the purchase or sale of a Covered Security prior to their dissemination, and (d) such persons designated by the Legal Department. The term "Access Person" does not include any person who is subject to securities transaction reporting requirements of a code of ethics adopted by a Munder Fund's administrator, transfer agent or principal underwriter which contains provisions that are substantially similar to those in this Code and which is also in compliance with Rule 17j-1 of the 1940 Act and Section 15(f) of the Securities Exchange Act of 1934, as applicable. Any uncertainty as to whether an individual is an Access Person should be brought to the attention of the Legal Department. Such questions will be resolved in accordance with, and this definition shall be subject to, the definitions of "Access Person" found in Rule 17j-1 under the 1940 Act. A person who normally assists in the preparation of public reports or who receives public reports but who receives no information about current recommendations or trading or who obtains knowledge of current recommendations or trading activity once or infrequently or inadvertently shall not be deemed to be an Access Person. Temporary employees who will be employed at or through MCM for less than 30 calendar days shall not be deemed to be an Access Person.

         "ADVISORY CLIENT" means any client (including both investment companies and managed accounts) for which MCM serves as an investment adviser or sub-adviser, renders investment advice, makes investment decisions or places orders through its trading department.

         "BENEFICIAL OWNERSHIP" A person is generally deemed to have beneficial ownership of a security if the person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect "pecuniary interest" in the security. The term "pecuniary interest" generally means the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the securities. A person is refutably deemed to have an "indirect pecuniary interest" in any securities held by members of the person's Immediate Family. An indirect pecuniary interest also includes, among other things: a general partner's proportionate interest in the portfolio securities held by a general or limited partnership; a performance-related fee, other than an asset-based fee, received by any broker, dealer, bank, insurance company, investment company, investment adviser, investment manager, trustee or person or entity performing a similar function; a person's right to dividends that is separated or separable from the underlying securities; a person's interest in securities held by certain trusts; and a person's right to acquire equity securities through the exercise or conversion of any




----------------------
(3) "Control" shall be interpreted to have the same meaning as in Section 2(a)(9) of the 1940 Act.

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                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 28
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derivative security, whether or not presently exercisable,  the term "derivative security" being generally defined as any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege at a price related to an equity security, or similar securities with, or value derived from, the value of an equity security. For purposes of the Code, a person who is a shareholder of a corporation or similar entity is NOT deemed to have a pecuniary interest in portfolio securities held by the corporation or entity, so long as the shareholder is not a controlling shareholder of the corporation or the entity and does not have or share investment control over the corporation's or the entity portfolio. The foregoing definitions are to be interpreted by reference to Rule 16a-1(a)(2) under the 1934 Act, except that the determination of direct or indirect beneficial ownership for purposes of this Code must be made with respect to all securities that an Access Person has or acquires.

         "COVERED SECURITY" means any Security (as defined below) except (i) direct obligations of the Government of the United States; (ii) bankers acceptances, bank certificates of deposit, commercial paper and High Quality Short-Term Debt Instruments (including repurchase agreements); (iii) shares of open-end investment companies registered under the 1940 Act; and (iv) Exchange Traded Funds (ETFs). Open-end registered investment companies include the Munder Funds (other than the Munder @Vantage Fund(4)).

         Covered   Security   does  not  include   commodities   or  options  on
commodities, but the purchase and sale of such instruments are nevertheless subject to the reporting requirements of the Code.

         "DE MINIMIS TRADE" means a personal trade of a common stock then listed on the S&P 500 Index in a transaction involving no more than $10,000. If, however, during any two consecutive calendar quarters, aggregate purchase or sale transactions by the Access Person in shares of the same issuer exceed a cumulative value of $30,000, a subsequent transaction in the issuer's securities shall no longer be regarded as a De Minimis Trade.

         "DESIGNATED SUPERVISORY PERSON" means each person designated as a Designated Supervisory Person in Attachment F hereto.

         "DIRECT OBLIGATIONS OF THE GOVERNMENT OF THE UNITED STATES" means any security issued or guaranteed as to principal or interest by the United States, or any certificate of deposit for any of the foregoing. Direct Obligations of the Government of the United States include Cash Management Bills, Treasury Bills, Notes and Bonds, and those Treasury securities designated by the U.S. Department of Treasury as eligible to participate in the STRIPS (Separate Trading of Registered Interest and Principal of Securities) program.

         Securities issued by entities controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the


--------------------------
(4) Note that the @Vantage Fund is NOT an "open-end" investment company. Accordingly, its shares are not exempt from the definition of a Covered Security or the other restrictions under the Code, including the pre-clearance requirements for Access Persons.

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                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 29
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United States ARE NOT Direct Obligations of the Government of the United States.
This includes securities issued by, for example, the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie
Mac), the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Banks, Federal Land Banks, Federal Farm Credit Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the
United  States,  the  Small  Business   Administration,   the  General  Services
Administration, Student Loan Marketing Association (Sallie Mae), the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Maritime Administration.

         "HIGH QUALITY SHORT-TERM DEBT INSTRUMENT" means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization.

         "IMMEDIATE FAMILY" of an Access Person means any of the following persons who reside in the same household as the Access Person:

             child                grandparent          son-in-law
             stepchild            spouse               daughter-in-law
             grandchild           sibling              brother-in-law
             parent               mother-in-law        sister-in-law
             stepparent           father-in-law

Immediate Family includes adoptive relationships and any other relationship (whether or not recognized by law) which the CCO determines could lead to the possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

         An "INDEX TRADE" occurs when a portfolio manager directs a securities trade in an index- or quantitative-style Advisory Client account, such as an account managed to replicate the S&P 500 Index or the S&P MidCap 400 Index, in order for the account to maintain its index weightings in that security.

         "INTERESTED TRUSTEE" is any person who is an "interested person" as defined in the 1940 Act, except for those who are "interested persons" of a Munder Fund solely by reason of being a member of its Board of Trustees or advisory board or an owner of its securities, or a member in the Immediate Family of such a person.

         "INVESTMENT PERSONNEL" is any employee of the Munder Funds or MCM (or of any company in a control relationship to the Munder Funds or MCM) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Munder Funds; or any natural person who controls the Munder Funds or MCM and who obtains information concerning recommendations made to the Munder Funds regarding the purchase or sale of securities by the Munder Funds.

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 30
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         "LIMIT ORDER" is an order to a broker to buy a specified  quantity of a security at or below a specified price, or to sell a specified quantity at or above a specified price (called the limit price). A Limit Order ensures that a person will never pay more for the stock than whatever price is set as his/her limit.

         "NON-INTERESTED TRUSTEE" is any person who is an Access Person by virtue of being a trustee or director of a Munder Fund, but who is not an "interested person" (as defined in the 1940 Act) of a Munder Fund UNLESS such Non-Interested Trustee, at the time of a securities transaction, knew, or in the ordinary course of fulfilling his or her official duties as a trustee of a Munder Fund should have known, that during the 15-day period immediately preceding the date of the transaction by such person, the security such person purchased or sold is or was purchased or sold by a Munder Fund or was being considered for purchase or sale by a Munder Fund or its investment adviser. For purposes of this Code, a "Non-Interested Trustee" shall include each trustee of a Munder Fund who is not also a director, trustee, officer, partner or employee or controlling person of a Munder Fund's investment adviser, sub-adviser, administrator, custodian, transfer agent, or distributor.

         "REPORTABLE FUND" means any investment company registered under the 1940 Act for which MCM serves as an investment adviser or sub-adviser and any investment company registered under the 1940 Act whose investment adviser or principal underwriter controls MCM, is controlled by MCM, or is under common control with MCM. (See Attachment I).

         "REPORTABLE SECURITY" means any Security (as defined below) except (i) direct obligations of the Government of the United States; (ii) bankers' acceptances, bank certificates of deposit, commercial paper and High Quality Short-Term Debt Instruments (including repurchase agreements); (iii) shares issued by money market funds; (iv) shares issued by other open-end investment companies registered under the 1940 Act, unless it is a Reportable Fund; and (v) shares issued by unit investment trusts that are invested exclusively in one or more open-end registered investment companies, none of which are Reportable Funds. Open-end registered investment companies include the Exchange Traded Funds listed in Attachment G. Shares of closed-end investment companies (such as Munder @Vantage Fund) are Reportable Securities regardless of affiliation. Shares issued by unit investment trusts might include separate account options under variable insurance contracts.

         "SECURITY" means any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, common trust fund, collective fund, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guaranty of, or warrant or right to subscribe to or purchase any of the foregoing. 529 Plans are securities.

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 31
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                                                                    ATTACHMENT B

                               APPROVAL FORM FOR:
 Transactions in Client Accounts of Securities in Which Portfolio Managers Have
                             Disclosable Interests

            PROPOSED CLIENT TRADE / MODEL CHANGE (PLEASE CIRCLE ONE)
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------
Portfolio Manager
--------------------------------------------------------------------------------
Account Nos. (GIMII) or Model Name
--------------------------------------------------------------------------------
Security Name
--------------------------------------------------------------------------------
Is Security on S&P 500?
--------------------------------------------------------------------------------
Ticker Symbol
--------------------------------------------------------------------------------
Current Price
--------------------------------------------------------------------------------
Aggregate Quantity (may be estimate)
--------------------------------------------------------------------------------
Total Dollar Value
--------------------------------------------------------------------------------
Direction of Trade (Buy / Sell)
--------------------------------------------------------------------------------

   PORTFOLIO MANAGER'S BENEFICIAL HOLDINGS AND/OR OTHER DISCLOSABLE INTERESTS
--------------------------------------------------------------------------------
Quantity of shares and/or
--------------------------------------------------------------------------------
Other Disclosable Interest
--------------------------------------------------------------------------------

                                    APPROVALS

CIO* APPROVAL STANDARD: For PURCHASES, the CIO must determine that the proposed trade or model portfolio change is appropriate for the client accounts or model portfolio and, in light of the nature and extent of the portfolio manager's personal holdings in the security, the portfolio manager's investment objectives are consistent with those of the client accounts or model portfolio and are likely to remain so in the foreseeable future. For SALES, the CIO must determine that the proposed trade or model portfolio change may be appropriate for the client accounts or model portfolio and, in light of the nature and extent of the portfolio manager's personal holdings in the security, the trade appears appropriate under the circumstances.

COMPLIANCE APPROVAL STANDARD: The proposed client trade or model portfolio change does not appear to involve potential overreaching by the portfolio manager and does not appear to be disadvantageous to the client accounts or model portfolio.

-----------------------        -------------------        ----------
Portfolio Manager Name         Signature                  Date
--------------------------------------------------------------------------------
CIO*
--------------------------------------------------------------------------------
Designated Supervisory Officer or Designee
--------------------------------------------------------------------------------
Basis for Determination
--------------------------------------------------------------------------------

* In the absence of the CIO, at least one other portfolio manager or experienced security analyst knowledgeable about the security in question (and not on the same portfolio management team as the portfolio manager making the request for proposed client trade/model change) must approve the trade.

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 32
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                                                                  ATTACHMENT C-1

                     CERTIFICATION OF EMPLOYEE TRANSACTIONS


  TRANS. TYPE   TICKER   SECURITY NAME          TRADE DATE    QUANTITY   PRICE
--------------------------------------------------------------------------------

SMITH, JOHN Q. (JQS)

  ----------------------------------------------------
  ACCOUNT NUMBER:  987654321          BROKER:  E*TRADE
  ----------------------------------------------------

  BY            AOL      AOL TIME WARNER INC.   03/01/2003    200.00     11.20
  SL            C        CITIGROUP INC.         03/03/2003    150.00     33.05















--------------------------------------------------------------------------------

         I confirm that I have complied with the Code of Ethics with respect to personal securities transactions and all reportable transactions are listed above. If not listed above, I have attached trade confirm(s) or statement(s) for additional transactions.


------------------------------------                  --------------------------
NAME                                                  DATE

                                                                     PAGE 1 OF 1
                                                         DATE PRINTED: 3/31/2005

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 33
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                                                                  ATTACHMENT C-2

                    BROKERAGE ACCOUNT CERTIFICATION STATEMENT


ACCOUNT NUMBER   ACCOUNT NAME                BROKER NAME      INITIATED DATE
--------------------------------------------------------------------------------

--------------------
SMITH, JOHN Q. (JQS)
--------------------

0123456789       JOHN Q. SMITH               MUNDER 401K      01/01/2000

9876543210       JOHN Q. SMITH & JANE A.     PFPC             06/01/2001
                 SMITH





















--------------------------------------------------------------------------------

         I confirm that I have complied with the Code of Ethics with respect to the reporting of all broker, dealer or bank accounts in which ANY securities are held for my direct or indirect benefit and that all such accounts are listed above or attached.


------------------------------------                 ---------------------------
NAME                                                 DATE

                                                                     PAGE 1 OF 1
                                                         Date Printed: 3/31/2005

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MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 34
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                                                                  ATTACHMENT D-1

                                INITIAL REPORT OF
                         PERSONAL HOLDINGS OF SECURITIES


Name:  ______________________________________

Position/Department:  _______________________

I. To comply with SEC regulations and the Munder Capital Management Code of Ethics, all persons are required to provide a holdings report containing the following information (the information must be current as of a date no more than 45 days before the report is submitted):

         a. The title, type, exchange ticker symbol or CUSIP number, number of shares and principal amount of each reportable security in which you have any direct or indirect beneficial ownership; and

         b. The name of any broker, dealer, or bank with whom you maintain an account in which ANY securities are held for your direct or indirect benefit.

Please complete the form below listing all broker, dealer and bank accounts in which you (or a member of your Immediate Family) hold ANY securities*. You must attach a list of the reportable securities held in each account as well as the information listed in item (a) above. A copy of the most recent statement for each account may be attached for this purpose if it is accurate and provides all the required information.

PLEASE INCLUDE ALL ACCOUNTS, EVEN IF THEY ONLY HOLD NON-MUNDER MUTUAL FUNDS.

--------------------------------------------------------------------------------
Account Owner              Account Number                 Firm
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 35
--------------------------------------------------------------------------------

II.      If you have a Beneficial  Ownership interest in securities that are not
         listed  in  an  attached  account  statement,   or  hold  the  physical
         certificates, list them below:

 NAME OF SECURITY           QUANTITY          VALUE          CUSTODIAN

1.    __________________________________________________________________________

2.    __________________________________________________________________________

3.    __________________________________________________________________________

(ATTACH SEPARATE SHEET IF NECESSARY)

         I certify that I have received a copy of the Munder Capital Management Code of Ethics, that I have read and understand the Code of Ethics and that this form, and the attached statements (if any) constitute all of the broker, dealer or bank accounts and reportable securities in which I have a Beneficial Ownership interest, including those for which I hold physical certificates, as well as those held in accounts of my Immediate Family.


Signed:  _______________________________    Date:  ________________________


*Please note that bank checking and savings accounts are not reportable, nor are certificates of deposits, unless held in a brokerage account.

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 36
--------------------------------------------------------------------------------

                                                                  ATTACHMENT D-2

                                ANNUAL REPORT OF
                         PERSONAL HOLDINGS OF SECURITIES


Name:  ______________________________________

Position/Department:  _______________________

I. To comply with SEC regulations and the Munder Capital Management Code of Ethics, all persons are required to provide a holdings report containing the following information (the information must be current as of a date no more than 45 days before the report is submitted):

         c. The title, type, exchange ticker symbol or CUSIP number, number of shares and principal amount of each reportable security in which you have any direct or indirect beneficial ownership; and

         d. The name of any broker, dealer, or bank with whom you maintain an account in which ANY securities are held for your direct or indirect benefit.

Please review the attached Brokerage Account Certification Statement that lists those broker, dealer and bank accounts that meet the Code of Ethics reporting requirements. YOU MUST ATTACH A LIST OF THE SECURITIES HELD IN EACH ACCOUNT AS WELL AS THE INFORMATION LISTED IN ITEM (a) ABOVE. A copy of the most recent statement for each account may be attached for this purpose if it is accurate and provides all the required information.

If there are accounts missing on this report, please add to the Brokerage Account Certification Statement. PLEASE INCLUDE ALL BROKERAGE ACCOUNTS, EVEN IF THEY ONLY HOLD NON-MUNDER MUTUAL FUNDS.

II. In addition, please list all other accounts not listed in Section I that hold securities that are otherwise excluded* from the reporting requirements under the Code of Ethics (YOU DO NOT HAVE TO PROVIDE COPIES OF CONFIRMATIONS OF STATEMENTS). Included would be shares of non-Munder mutual funds held directly through the fund company.

--------------------------------------------------------------------------------
Account Owner                 Security Type              Firm
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 37
--------------------------------------------------------------------------------

III.     If you have a Beneficial  Ownership interest in securities that are not
         listed  in  an  attached  account  statement,   or  hold  the  physical
         certificates, list them below:

 NAME OF SECURITY          QUANTITY         VALUE         CUSTODIAN

1.    __________________________________________________________________________

2.    __________________________________________________________________________

3.    __________________________________________________________________________

(ATTACH SEPARATE SHEET IF NECESSARY)

         I certify that I have received a copy of the Munder Capital Management Code of Ethics, that I have read and understand the Code of Ethics and that this form and the attached statements (if any) constitute all of the broker, dealer and bank accounts and reportable securities in which I have a Beneficial Ownership interest, including those for which I hold physical certificates, as well as those held in accounts of my Immediate Famuly.


Signed:  _______________________________    Date:  ________________________


*Please refer to the Code of Ethics for Access Persons for a description of Reportable Securities (Attachment A).

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 38
--------------------------------------------------------------------------------

                                                                  ATTACHMENT E-1

                     ANNUAL CERTIFICATION AND QUESTIONNAIRE
                               For Access Persons
                                       of
                                The Munder Funds
                                       and
                            Munder Capital Management

Employee: _____________________________________________ (please print your name)

I.       INTRODUCTION

         Access Persons are required to answer the following questions for the year ended___________. Upon completion, please sign and return the questionnaire by ___________, to _____________ in the Legal Department. If you have any questions, please contact ________ at extension ______. All capitalized terms are defined in the Code.

II.      ANNUAL CERTIFICATION OF COMPLIANCE WITH THE CODE OF ETHICS

         A. Have you obtained pre-clearance for all securities(5) transactions, including the Munder Funds and funds sub-advised by MCM, in which you have, or a member of your Immediate Family has, a Beneficial Ownership interest, except for transactions exempt from pre-clearance under the Code? (NOTE:
                  CIRCLE "N/A" IF THERE WERE NO SECURITIES TRANSACTIONS.)

                       Yes       No        N/A    (IF NO, EXPLAIN ON ATTACHMENT)

         B. Have you reported all securities transactions, including the Munder Funds and funds sub-advised by MCM and any other securities listed on Attachment I, in which you have, or a member of your Immediate Family has, a Beneficial Ownership interest, except for transactions exempt from reporting under the Code? (REPORTING REQUIREMENTS INCLUDE ARRANGING FOR THE LEGAL DEPARTMENT TO RECEIVE, DIRECTLY FROM YOUR BROKER, DUPLICATE TRANSACTION CONFIRMATIONS AND DUPLICATE PERIODIC STATEMENTS FOR EACH BROKERAGE ACCOUNT IN WHICH YOU HAVE, OR A MEMBER OF YOUR IMMEDIATE FAMILY HAS, A BENEFICIAL OWNERSHIP INTEREST, AS WELL AS REPORTING SECURITIES HELD IN CERTIFICATE FORM.)

                       Yes       No        N/A    (IF NO, EXPLAIN ON ATTACHMENT)


---------------------------
(5) The term "Covered Security" does not include open-end investment companies such as the Munder Funds, (although it does include closed-end funds such as the @Vantage Fund). However, for the purpose of this Questionnaire shares of all the Munder Funds are included.

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 39
--------------------------------------------------------------------------------

         C. Have you reported all broker, dealer and bank accounts in which any securities, including the Munder Funds and funds sub-advised by MCM and any other securities listed on Attachment I, are held for your direct or indirect benefit? Circle "N/A" if there were no such accounts.

                       Yes       No        N/A    (IF NO, EXPLAIN ON ATTACHMENT)

         D. Have you notified the Legal Department if you have been arrested, arraigned, indicted, or have plead no contest to any criminal offense, or been named as a defendant in any investment-related civil proceedings, or administrative or disciplinary action? (Circle "N/A" if you have not been arrested, arraigned, etc.)

                       Yes       No        N/A    (IF NO, EXPLAIN ON ATTACHMENT)

         E. Have you complied with the Code of Ethics in all other respects, including the gift policy?

                       Yes       No        (IF NO, EXPLAIN ON ATTACHMENT)

                  (LIST IN THE ATTACHMENT ALL REPORTABLE GIFTS GIVEN OR RECEIVED FOR THE YEAR COVERED BY THIS CERTIFICATE, NOTING THE MONTH, "COUNTERPARTY," GIFT DESCRIPTION, AND ESTIMATED VALUE.)

III.     INSIDER TRADING POLICY

         Have you complied in all respects with the Insider Trading Policy?

                  Yes       No      (IF NO, EXPLAIN ON ATTACHMENT)

IV.      DISCLOSURE OF DIRECTORSHIPS

         A. Are you, or is any member of your Immediate Family, a director of any publicly-traded company or privately-held company (other than a non-profit, charitable organization).

                       Yes       No

                  (IF YES, LIST ON ATTACHMENT EACH COMPANY FOR WHICH YOU ARE, OR A MEMBER OF YOUR IMMEDIATE FAMILY IS, A DIRECTOR.)

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 40
--------------------------------------------------------------------------------


         B. If the response to the previous question is "Yes," do you have knowledge that any of the companies for which you are, or a member of your Immediate Family is, a director will go public or be acquired within the next 12 months?

                       Yes       No

V.       DISCLOSURE OF BROKER-DEALER RELATIONSHIPS

         A. Are you, or any relative, employed or affiliated with a broker-dealer?

                       Yes       No

                  (IF YES, PLEASE RESPOND TO QUESTION V.B.)

         B. List the names of ANY relatives who are employed or affiliated with a broker-dealer and a description of the position they hold and the related firm name.

                  --------------------------------------------------------------
                                       Relation to
                  Name of Relative   Access Person     Name of Firm   Title
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------


         I hereby represent that I have received a copy of the Munder Capital Management Code of Ethics, that I have read and understand the Code of Ethics and that, to the best of my knowledge, the foregoing responses are true and complete. I understand that any untrue or incomplete response may be subject to disciplinary action by MCM.


Date:    _____________________                  ________________________________
                                                Access Person Signature

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 41
--------------------------------------------------------------------------------

                                  ATTACHMENT TO
                       ANNUAL CODE OF ETHICS QUESTIONNAIRE

Please explain all "No" responses to questions in Sections II and III

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Please list each company for which you are, or a member of your Immediate Family is, a director

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Please list all Gifts you received or gave during the year covered by this questionnaire

--------------------------------------------------------------------------------
                                                                   Estimated
     Month          Giver/Receiver       Gift Description            Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------- ----------------------------------------------------------------

                  (CONTINUE ON ADDITIONAL SHEET IF NECESSARY.)

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 42
--------------------------------------------------------------------------------

                                                                  ATTACHMENT E-2


                        HOLDINGS CERTIFICATION STATEMENT
                                 AS OF DATE:  12/31/2004


TICKER   SECURITY TYPE CODE        CUSIP       SECURITY NAME            QUANTITY
--------------------------------------------------------------------------------

SMITH, JOHN Q. (JQS)

------------------------------------------------
BROKERAGE ACCOUNT: JOHN Q. SMITH  (SMITH - 401K)
------------------------------------------------

MCVYX      MFND              626124580   MUNDER SMALL CAP VALUE - CL Y    41.02

MFGYX      MFND              626120844   MUNDER INTL GROWTH - CL Y       104.86

MFHYX      MFND              626120828   MUNDER HEALTHCARE - CL Y         10.32

-------------------------------------------------------------
BROKERAGE ACCOUNT: JOHN Q. SMITH & JANE A. SMITH (9876543210)
-------------------------------------------------------------

MNNYX      MFND              626124291   MUNDER NETNET FUND  - CL Y        9.83















--------------------------------------------------------------------------------

         I confirm that I have complied with the Code of Ethics with respect to the reporting of all broker, dealer or bank accounts in which ANY securities are held for my direct or indirect benefit and that all such accounts are listed above or attached.


------------------------------------          ----------------------------------
NAME                                          DATE

                                                                     PAGE 1 OF 1
                                                         Date Printed: 3/31/2005

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 43
--------------------------------------------------------------------------------

                                                                    ATTACHMENT F

                                 CONTACT PERSONS


DESIGNATED SUPERVISORY PERSON

    Stephen J. Shenkenberg

DESIGNEES OF DESIGNATED SUPERVISORY PERSON

    Mary Ann Shumaker
    Linda Meints
    Shannon Barnes

LEGAL DEPARTMENT

    Stephen J. Shenkenberg
    Mary Ann Shumaker
    Melanie West
    Amy Eisenbeis
    Kimberlee Levy
    Julie Habrowski
    Don Jobe
    Linda Meints
    Shannon Barnes
    James Kelts
    Carolyn Lopiccola

COMPLIANCE COMMITTEE

    Stephen J. Shenkenberg
    Peter Hoglund
    Enrique Chang

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 44
--------------------------------------------------------------------------------

                                                                    ATTACHMENT G

                              EXCHANGE TRADED FUNDS
                             (AS OF MARCH 23, 2005)
                   EXEMPT FROM DEFINITION OF COVERED SECURITY

=========================================================================================================================
                     ETF NAME                        TICKER                       ETF NAME                      TICKER
=========================================================================================================================

iSHARES S&P DOMESTIC INDEX FUNDS                                iSHARES INTERNATIONAL INDEX FUNDS
-------------------------------------------------------------   ---------------------------------------------------------
iShares S&P 100                                       OEF       iShares FTSE/Xinhua China 25                     FXI
iShares S&P 1500                                      ISI       iShares MSCI Australia                           EWA
iShares S&P 500                                       IVV       iShares MSCI Austria                             EWO
iShares S&P 500/BARRA Growth                          IVW       iShares MSCI Belgium                             EWK
iShares S&P 500/BARRA Value                           IVE       iShares MSCI Brazil                              EWZ
iShares S&P MidCap 400                                IJH       iShares MSCI Canada                              EWC
iShares S&P MidCap 400/BARRA Growth                   IJK       iShares MSCI EAFE                                EFA
iShares S&P MidCap 400/BARRA Value                    IJJ       iShares MSCI Emerging Markets                    EEM
iShares S&P SmallCap 600                              IJR       iShares MSCI EMU                                 EZU
iShares S&P SmallCap 600/BARRA Growth                 IJT       iShares MSCI France                              EWQ
iShares S&P SmallCap 600/BARRA Value                  IJS       iShares MSCI Germany                             EWG
                                                                iShares MSCI Hong Kong                           EWH
iSHARES SECTOR AND SPECIALTY INDEX FUNDS                        iShares MSCI Italy                               EWI
-------------------------------------------------------------   iShares MSCI Japan                               EWJ
iShares Cohen & Steers Realty Majors                  ICF       iShares MSCI Malaysia                            EWM
iShares Dow Jones U.S. Basic Materials                IYM       iShares MSCI Mexico                              EWW
iShares Dow Jones U.S. Consumer Services              IYC       iShares MSCI Netherlands                         EWN
iShares Dow Jones U.S. Consumer Goods                 IYK       iShares MSCI Pacific ex-Japan                    EPP
iShares Dow Jones U.S. Energy                         IYE       iShares MSCI Singapore                           EWS
iShares Dow Jones U.S. Financial                      IYF       iShares MSCI South Africa                        EZA
iShares Dow Jones U.S. Financial Services             IYG       iShares MSCI South Korea                         EWY
iShares Dow Jones U.S. Healthcare                     IYH       iShares MSCI Spain                               EWP
iShares Dow Jones U.S. Industrial                     IYJ       iShares MSCI Sweden                              EWD
iShares Dow Jones U.S. Real Estate                    IYR       iShares MSCI Switzerland                         EWL
iShares Dow Jones Select Dividend                     DVY       iShares MSCI Taiwan                              EWT
iShares Dow Jones U.S. Technology                     IYW       iShares MSCI United Kingdom                      EWU
iShares Dow Jones U.S. Telecommunications             IYZ       iShares S&P Europe 350                           IEV
iShares Dow Jones U.S. Total Market                   IYY       iShares S&P Global 100                           IOO
iShares Dow Jones Transportation Average              IYT       iShares S&P Latin America 40                     ILF
iShares Dow Jones U.S. Utilities                      IDU       iShares S&P TOPIX 150                            ITF
iShares Goldman Sachs Natural Resources               IGE
iShares Goldman Sachs Networking                      IGN       iSHARES MORNINGSTAR INDEX FUNDS
iShares Goldman Sachs Semiconductor                   IGW       ---------------------------------------------------------
iShares Goldman Sachs Software                        IGV       iShares Morningstar Large Core                   JKD
iShares Goldman Sachs Technology                      IGM       iShares Morningstar Large Growth                 JKE
iShares Nasdaq Biotechnology                          IBB       iShares Morningstar Large Value                  JKF
iShares S&P Global Energy Sector                      IXC       iShares Morningstar Mid Core                     JKG
iShares S&P Global Financials Sector                  IXG       iShares Morningstar Mid Growth                   JKH
iShares S&P Global Healthcare Sector                  IXJ       iShares Morningstar Mid Value                    JKI
iShares S&P Global Technology Sector                  IXN       iShares Morningstar Small Core                   JKJ
iShares S&P Global Telecommunications                 IXP       iShares Morningstar Small Growth                 JKK
                                                                iShares Morningstar Small Value                  JKL
iSHARES NYSE INDEX FUNDS
-------------------------------------------------------------
iShares NYSE 100                                      NY
iShares NYSE Composite                                NYC


                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 45
--------------------------------------------------------------------------------

=========================================================================================================================
ETF NAME                                             TICKER     ETF NAME                                        TICKER
=========================================================================================================================
iSHARES TRUST RUSSELL INDEX FUNDS                               VANGUARD INDEX FUNDS
-------------------------------------------------------------   ---------------------------------------------------------
iShares Russell 3000                                  IWV       Vanguard Total Stock Market VIPER                 VTI
iShares Russell 3000 Growth                           IWZ       Vanguard Extended Market VIPER                    VXF
iShares Russell 3000 Value                            IWW       Vanguard Growth VIPER                             VUG
iShares Russell 1000                                  IWB       Vanguard Large-Cap VIPER                          VV
iShares Russell 1000 Growth                           IWF       Vanguard Mid-Cap VIPER                            VO
iShares Russell 1000 Value                            IWD       Vanguard Small-Cap Growth VIPER                   VBK
iShares Russell Midcap                                IWR       Vanguard Small-Cap VIPER                          VB
iShares Russell Midcap Growth                         IWP       Vanguard Small-Cap Value VIPER                    VBR
iShares Russell Midcap Value                          IWS       Vanguard Value VIPER                              VTV
iShares Russell 2000                                  IWM
iShares Russell 2000 Growth                           IWO       VANGUARD WORLD FUNDS
iShares Russell 2000 Value                            IWN       ---------------------------------------------------------
                                                                Vanguard Consumer Discretionary VIPER             VCR
iSHARES BOND FUNDS                                              Vanguard Consumer Staples VIPER                   VDC
-------------------------------------------------------------   Vanguard Energy VIPER                             VDE
iShares Lehman Aggregate                              AGG       Vanguard Financials VIPER                         VFH
iShares Lehman TIPS                                   TIP       Vanguard Health Care VIPER                        VHT
iShares Lehman 1-3 Year Treasury                      SHY       Vanguard Industrials VIPER                        VIS
iShares Lehman 7-10 Year Treasury                     IEF       Vanguard Information Technology VIPER             VGT
iShares Lehman 20+ Year Treasury                      TLT       Vanguard Materials VIPER                          VAW
iShares GS $ InvesTop(TM) Corporate                   LQD       Vanguard Telecommunication Services VIPER         VOX
                                                                Vanguard Utilities VIPER                          VPU
SELECT SECTOR SPDR TRUST
-------------------------------------------------------------   streetTRACKS INDEX SHARES FUNDS
Select Sector SPDR-Materials                          XLB       ---------------------------------------------------------
Select Sector SPDR-Health Care                        XLV       Dow Jones Euro STOXX 50 Fund                      FEZ
Select Sector SPDR-Consumer Staples                   XLP       Dow Jones STOXX 50 Fund                           FEU
Select Sector SPDR-Consumer                           XLY
Discretionary                                                   streetTRACKS SERIES TRUST
Select Sector SPDR-Energy                             XLE       ---------------------------------------------------------
Select Sector SPDR-Financial                          XLF       Dow Jones U.S. Large Cap Value                    ELV
Select Sector SPDR-Industrial                         XLI       Dow Jones U.S. Large Cap Growth                   ELG
Select Sector SPDR-Technology                         XLK       Dow Jones U.S. Small Cap Value                    DSV
Select Sector SPDR-Utilities                          XLU       Dow Jones U.S. Small Cap Growth                   DSG
                                                                Dow Jones Global Titans                           DGT
POWERSHARES ETF TRUST                                           Wilshire REIT                                     RWR
-------------------------------------------------------------   Morgan Stanley Technology                         MTK
PowerShares Dynamic Market                            PWC       FORTUNE 500                                       FFF
PowerShares Dynamic OTC                               PWO       SPDR O-Strip ETF                                  OOO
PowerShares Golden Dragon Halter USX China            PGJ
PowerShares High Yield Equity Dividend Achievers      PEY       RYDEX ETF TRUST
PowerShares WilderHill Clean Energy                   PBW       ---------------------------------------------------------
PowerShares Dynamic Large Cap Growth                  PWB       Rydex S&P Equal Weight ETF                        RSP
PowerShares Dynamic Large Cap Value                   PWV
PowerShares Dynamic Mid Cap Growth                    PWJ       FIDELITY COMMONWEALTH TRUST
PowerShares Dynamic Mid Cap Value                     PWP       ---------------------------------------------------------
PowerShares Small Cap Growth                          PWT       Fidelity Nasdaq Composite Index Tracking Stock   ONEQ
PowerShares Small Cap Value                           PWY



                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 46
--------------------------------------------------------------------------------

                                                                    ATTACHMENT H

                           LIST OF BROAD-BASED INDICES


Listed below are the broad-based indices as designated by the Compliance Department. See Section III.B.6. for additional information.

--------------------------------------------------------------------------------
DESCRIPTION OF OPTION                SYMBOL             EXCHANGE
--------------------------------------------------------------------------------
NASDAQ-100                           NDX                CBOE
--------------------------------------------------------------------------------
S & P 100 *                          OEX                CBOE
--------------------------------------------------------------------------------
S & P 400 Midcap Index *             MID                CBOE
--------------------------------------------------------------------------------
S & P 500 *                          SPX                CBOE
--------------------------------------------------------------------------------
* Includes LEAPs
--------------------------------------------------------------------------------

                                     ETHICS
MCM                   CODE OF ETHICS FOR ACCESS PERSONS                  Page 47
--------------------------------------------------------------------------------

                                                                    ATTACHMENT I

                               REPORTABLE FUNDS(1)
                          (As defined in Attachment A)

       -----------------------------------------------------------------------------------------------
         FUND NAME                                                       TICKER         CUSIP
       -----------------------------------------------------------------------------------------------
         The Munder Funds
       -----------------------------------------------------------------------------------------------
         Calvert Social Index Series,                                     CISIX       131582751
         a series of Calvert Social Index Series, Inc.                    CSXAX       131582785
                                                                          CSXBX       131582777
                                                                          CSXCX       131582769
       -----------------------------------------------------------------------------------------------
         Comerica Offshore Intermediate Bond Fund
         Limited (Cayman Islands)
       -----------------------------------------------------------------------------------------------
         Summit EAFE International  Index Portfolio,                       N/A        866167695
         a series of Summit Mutual Funds, Inc.
       -----------------------------------------------------------------------------------------------
         E*TRADE Technology Index Fund,                                   ETTIX       269244406
         a series of E*TRADE Funds
       -----------------------------------------------------------------------------------------------
         E*TRADE S&P 500 Index Fund,                                      ETSPX       269244109
         a series of E*TRADE Funds
       -----------------------------------------------------------------------------------------------
         E*TRADE International Index Fund,                                ETINX       269244505
         a series of E*TRADE Funds
       -----------------------------------------------------------------------------------------------
         E*TRADE Russell 2000 Index Fund,                                 ETRUX       269244869
         a series of E*TRADE Funds
       -----------------------------------------------------------------------------------------------
         Global Health Sciences Class,
         a series of The Clarington Funds (Canadian)
       -----------------------------------------------------------------------------------------------
         HSBC Investor Mid-Cap Fund, a series of the                      HMCTX       760442467
         HSBC Investor Funds
       -----------------------------------------------------------------------------------------------
         JHT Small Cap Opportunities Trust, a series of
         John Hancock Trust
       -----------------------------------------------------------------------------------------------
         Munder Net50 Fund,
         a series of AEGON/Transamerica Series Fund, Inc.
       -----------------------------------------------------------------------------------------------

(1) As of April 20, 2005